EXHIBIT 10.1

                     EXCHANGE AGREEMENT AND REPRESENTATIONS


Gentlemen:

         I understand that T-Rex Oil, Inc. (the "Company"), a Colorado corporation, is offering to exchange restricted Common Shares for common shares of Terex Energy Corp. ("TEREX"), a Colorado corporation, to the shareholders of TEREX.

         I hereby offer to exchange all of my Shares of TEREX, as shown on the transfer records of TEREX for equivalent number of restricted Common Shares of the Company (the "Shares") and tender all my Shares of TEREX herewith, on a one for one basis and upon acceptance by you, agree to become a shareholder of the Company. In order to induce the Company to accept my offer, I advise you as follows; and acknowledge:

1. Corporate Documents. Receipt of copies of Articles, Bylaws, and audited financial statements of the Company and such other documents as I have requested, I hereby acknowledge that I have received the documents (as may be supplemented from time to time) relating to the Company and that I have carefully read the information and that I understand all of the material contained therein, and agree to the terms, and understand the risk factors as described therein.

2. Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the terms and conditions of the Exchange Agreement, the financial statements and related information of the Company and the 2013 10-K, and10-Q for subsequent periods of the Company and the information contained in the corporate documents, and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

3. Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and exchange of the Shares from the registration requirements of applicable federal and state securities laws) that:

         (a) RESTRICTED SECURITIES.

                  (I) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws.

                  (II) I understand that if this exchange agreement is accepted and the Shares are issued to me, I cannot sell or otherwise dispose of the Shares unless the Shares are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

                  (III) I understand that the Company has no obligation now or at any time to register the Shares under the Act or the state securities laws or obtain exemptions therefrom.

                  (IV) I understand that the Company will restrict the transfer of the Shares in accordance with the foregoing representations.

                  (V) There is a limited public market for the Shares of the Company and there is no certainty that a more liquid market will ever develop or be maintained. There can be no assurance that I will be able to sell or dispose of the Shares. Moreover, no assignment, sale, transfer, exchange or other disposition of the Shares can be made other than in accordance with all applicable securities laws. It is understood that a transferee may at a minimum be required to fulfill the investor suitability requirements established by the Company, or registration may be required.

         (b)      LEGEND.

         I agree that any certificate representing the Shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

                  "This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated or otherwise transferred except upon the issuance of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company, that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws. These Shares are not and have not been registered in any jurisdiction."

         (c)      OWN ACCOUNT.

         I am the only party in interest with respect to this exchange offer, and I am acquiring the Shares for my own account for long-term investment only, and not with an intent to resell, fractionalize, divide, or redistribute all or any part of my interest to any other person.

         (d)      AGE:     CITIZENSHIP.

         I am at least twenty-one years old and a citizen of the United States.

         (e)      ACCURACY OF INFORMATION.

         All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this exchange offer by the Company, I will immediately provide the Company with such information.

4. Exchange Procedure. I understand that this exchange is subject to each of the following terms and conditions:

         (a) The Company may reject this exchange for legal reasons, and this exchange shall become binding upon the Company only when accepted, in writing, by the Company.

         (b) This offer may not be withdrawn by me.

         (c) The share certificates to be issued and delivered pursuant to this exchange will be issued in the name of and delivered to the undersigned.

5.       Suitability. I hereby warrant and represent:

         (a) That I can afford a complete loss of the investment and can afford to hold the securities being received hereunder for an indefinite period of time,

         (b) That I consider this investment a suitable investment,

         (c) That I am sophisticated and knowledgeable and have had prior experience in financial matters and investments, and

6. Acknowledgement of Risks. I have been furnished and have carefully read the information relating to the Company, including this Exchange Agreement. I am aware that:

         (a) There are substantial risks incident to the ownership of Shares from the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company.

         (b) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment.

         (c) The books and records of the Company will be reasonably available for inspection by me and/or my investment advisors, if any, at the Company's place of business.

         (d) All assumptions and projections set forth in any documents provided by the Company have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various assumptions set forth therein.

         (e) Prior to the completion of the exchange, T-Rex has a very limited operating history. T-Rex is in the development stage, and its proposed operations are subject to all of the risk inherent in the establishment of a new business enterprise, including a limited operating history. The unlikelihood of the success of the Company must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered in connection with the formation and operation of a new business and the competitive environment in which the Company will operate.

7. Receipt of Advice. I acknowledge that I have been advised to consult my own attorney and investment advisor concerning the investment.

8. Restrictions on Transfer. I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

         (a) Due to restrictions described below, the lack of any market existing or to exist for these Shares, in the event I should attempt to sell my Shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

         (b) I must bear the economic risk of investment in the Shares for an indefinite period of time, since the Shares have not been registered under the Securities Act of 1933, as amended, and issuance is made in reliance upon
Section 4(2) and 4(6) of said Act and/or Rules 501-506 of Regulation D under the Act, as may be applicable. Therefore, the Shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtained, which is not anticipated. Further, unless said Shares are registered with the securities commission of the state in which offered and sold, I may not resell, hypothecate, transfer, assign or make other disposition of said Shares except in a transaction exempt or exempted from the registration requirement of the securities act of such state, and that the specific approval of such sales by the securities regulatory body of the state is required in some states.

         (c) My right to transfer my Shares will also be restricted by the legend endorsed on the certificates.

9. Access to Information. I represent and warrant to the Company that:

         (a) I have carefully reviewed and understand the risks of, and other considerations relating to, the exchange of the Shares, including the risks of total loss in the event the Company's business is unsuccessful.

         (b) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities and anything which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations about the Company.

         (c) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the exchange of the Shares.

         (d) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the documents attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in such exhibits and the information, as described in subparagraphs
(b) and (c) above, furnished or made available to them by the Company.

         (e) I am acquiring the Shares for my own account, as principal, for investment purposes only and not with a view to the resale of distribution of all or any part of such Shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the Shares subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this exchange, makes such disposition advisable;

         (f) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold Shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring Shares in the Company.

         (g) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

         (h) The information provided by the Company is confidential and non-public and I agree that all such information shall be kept in confidence by it and neither used by it to its personal benefit (other than in connection with its exchange for the Shares) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information which (i) is part of the public knowledge or literature and readily accessible at the date hereof; (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of these provisions); or (iii) is received from third parties (except those parties who disclose such information in violation of any confidentiality agreements including, without limitation, any Exchange Agreement they may have with the Company).

10. Binding Agreement. I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws of the Company. Upon acceptance of this Exchange Agreement by the Company, I shall become a Shareholder for all purposes.

11. Agreement to Be Bound. The Exchange Agreement, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

12. Indemnification. I further represent and warrant:

         (a) I hereby indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

                  (I) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

                  (II) The disposition of any of the Shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

                  (III) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the Shares or any part thereof.

13. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of StateplaceColorado, except as to the manner in which the undersigned elects to take title to the Shares in the Company that shall be construed in accordance with the state of his principal residence.

14. Financial Statement. Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.

15. Accredited Investor. [__] (Check if applicable. Accredited Investor. I represent that I am an "Accredited Investor" or an Officer of an "Accredited Investor" as defined below:

                Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

                (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                (2) Any  private  business  development  company as  defined  in section 202(a)(22) of the Investment Advisers Act of 1940;

                (3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000, excluding value of primary residence, except any mortgage on such primary residence in excess of its value shall be deducted from the net worth;

                (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                (7) Any trust,  with total assets in excess of  $5,000,000,  not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

                (8) Any entity in which all of the equity owners are accredited investors.

                (9) An entity or person defined under SEC CFR ss.2330.001 and California Corporations Code ss.25102(n) (by inclusion).

                An affiliate of, or person  affiliated  with, a specific  person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my interest as follows:

                {  }  Community Property

                {  }  Joint Tenants with Right Survivorship

                {  }  Tenants in Common

                {  }  Individually

                {  }  Other:  (Corporation, Trust, Etc., please indicate)

                (Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase Shares held in individual ownership, this might have adverse gift tax consequences. If OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

16. No Assignability. This exchange is personal to the person/entity whose name and address appear below. The undersigned may not assign any of its rights or obligations under this Exchange Agreement to any other person or entity.

17. Conditions. This Exchange Agreement shall become binding upon the Company only when accepted, in writing, by the Company.

18. Effective Date. The exchange for Shares evidenced by this Exchange Agreement shall, if accepted by the Company, be effective as soon after ________________, as all state laws have been complied with to effectuate the transaction.

19. Conveyance. I hereby agree to convey title to all of my interest in all my Shares of TEREX, as shown on the transfer records of TEREX to the Company in exchange for an equal number of Shares of T-Rex Oil, Inc.

20. Further Acts. The undersigned hereby agrees to execute any other documents and take any further actions that are reasonably necessary or appropriate in order to implement the transaction contemplated by this Exchange Agreement.

21. Registration Rights. The restricted Common Shares of the Company, as issued hereunder, shall be subject to a Registration Rights Agreement for such Common Shares as executed concurrently herewith as part of the inducement herefore.

                            [SIGNATURE PAGE FOLLOWS.]

Dated: _________________________    ____________________________________
                                    Name:
                                    SSN:  _______________________________
                                    Address:  ___________________________
                                              ___________________________




Accepted by the Company this ____ day of _____________ 2014.


T-REX OIL, INC.



By: ___________________________
         Officer